UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2002



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                    1-4626                  13-1534671
     ---------------                 ------             --------------------
     (State or other        (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                         Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)



Item 5.  Other Events


    On September 6, 2002, Harvey Electronics, Inc. (the "Company") received notice from NASDAQ that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by The Nasdaq SmallCap Market set forth in NASDAQ Small Cap Market Marketplace Rule 4310(c)(4) (the "Rule").

     On November 22, 2002, the Company received notice from NASDAQ Listing Qualifications that because the Company's common stock has been at $1.00 per share or greater for at least ten consecutive trading days, the Company has regained compliance with the Rule, and that the matter is now closed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                HARVEY ELECTRONICS, INC.


                             By:/s/ Joseph J. Calabrese
                                -----------------------
                                Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  November 25, 2002